VOTING AGREEMENT

This VOTING AGREEMENT (“Agreement”) is made and entered into as of October 1, 2010, by and among GERMAN AMERICAN BANCORP, INC., an Indiana corporation (“German American”), and the undersigned securityholder(s) (the “Securityholder”, which term is used to describe all undersigned securityholders together if more than one) of American Community Bancorp, Inc., an Indiana corporation that is not a party to this Agreement (the “Company”).  All capitalized terms herein not otherwise defined shall have the meaning ascribed to them in the Merger Agreement (as defined below).

Recitals

WHEREAS, pursuant to an Agreement and Plan of Reorganization that German American has confidentially advised the Securityholder is expected to be entered into on October 4, 2010 or as soon as practicable thereafter (the “Merger Agreement”), by and among German American, the Company, and their respective banking subsidiaries, the Company (a) will merge into German American, with German American continuing a the surviving corporation and all of the outstanding common stock of the Company (“Company Stock”) being exchanged for common stock of German American and a cash payment and (b) all of the outstanding stock options and warrants to purchase Company Stock that have been issued by the Company to founding shareholders, directors and employees (“Purchase Rights”) being cancelled for a payment approximating the in-the-money values of the Purchase Rights (the merger and the cancellation of Purchase Rights being sometimes referred to in this Agreement as the “Transaction”);

WHEREAS, the Securityholder is the beneficial owner of, or exercises control and direction over, the number of issued and outstanding shares of Company Stock, and a number of issued and outstanding Purchase Rights, as set forth on the signature page hereof;

WHEREAS, the Securityholder has had a fair opportunity to review the Merger Agreement (the September 30 draft of which has been provided by German American, with Company consent, to the Securityholder for the Securityholder’s advance confidential review, as contemplated by that certain confidentiality agreement between German American and the lead representative of the Securityholder that has been previously entered into) and to consult with legal, tax, financial and other advisers of the Securityholder’s choosing to the extent such Securityholder has desired to have such consultation(s); and

WHEREAS, as a material inducement for German American to enter into the Merger Agreement with the Company and thereby provide the benefits of the Transaction to the Securityholder, the Securityholder is willing (among other terms and conditions set forth in this Agreement) to (i) in accordance with the terms hereof, not transfer or otherwise dispose of any of such Securityholder’s shares of Company Stock or Purchase Rights, or any and all other shares or securities of the Company issued, issuable, exchanged or exchangeable, in respect of any Company Stock or Purchase Rights (the “Securities”), (ii) vote or use best efforts to cause to be voted Company Stock as set forth herein; and (iii) not take any action that would cause any of the Securities to be eligible for cash payments pursuant to a judicial appraisal of the fair value of those Securities under Chapter 44 of the Indiana Business Corporation Law (Indiana Code 23-1-44-1 et. seq.) (“Chapter 44 Rights”).

Agreement

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the Securityholder (jointly and severally, if more than one) agrees with German American as follows:

1. Transfer and Encumbrance.  The Securityholder agrees that the Securityholder will not take or permit any action to, directly or indirectly, (i) transfer, sell, assign, give, pledge (excluding any pledges already in effect to commercial lenders that secure the repayment of money borrowed), exchange, or otherwise dispose of or encumber the Securities (except as may be specifically required by court order, in which case the Securityholder shall give German American prior written notice and any such transferee shall agree to be bound by the terms and conditions of this Agreement) prior to the Expiration Date (as defined below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date; (ii) deposit any of the Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Securities or grant any proxy or power of attorney with respect thereto, in each case, in a manner that conflicts or may conflict with the Securityholder’s obligations hereunder; or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, exchange or other disposition of or transfer of any interest in or the voting of any of the Securities, in each case, in a manner that conflicts or may conflict with the Securityholder’s obligations hereunder. As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) March 31, 2011, or (ii) the date on which the Merger Agreement is terminated in accordance with its terms.

2. Agreement to Vote and Not to Exercise Chapter 44 Rights. Prior to the Expiration Date, at every meeting of the shareholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Securityholder agrees to vote (or cause to be voted) the shares of Company Stock owned of record directly by such Securityholder, and, to the full extent legally permitted, cause holders of record of other shares of Company Stock over which the Securityholder has the sole or shared power to vote (or to direct the vote) to vote (and to provide evidence thereof within ten (10) days prior to the meeting) (such directly owned and other shares of Company Stock being referred to herein collectively as the “Shares”): (i) in favor of approval of the Transaction, the Merger Agreement and the transactions contemplated thereby and any matter that could reasonably be expected to facilitate the Transaction; (ii) in favor of any alternative structure as may be agreed upon by German American and the Company to effect the Transaction; provided that such alternative structure is on terms in the aggregate no less favorable to the Securityholder from a financial point of view than the terms of the Transaction set forth in the Merger Agreement (including, without limitation, with respect to the consideration to be received by the Securityholder); and (iii) against the consummation of any proposal looking toward the acquisition of control of the Company by any party not affiliated with German American, or any action, proposal, agreement or transaction (other than the Transaction, the Merger Agreement or the transactions contemplated thereby) that in any such case would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, which could reasonably result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled or which would be inconsistent with the Transaction or any other transaction contemplated by the Merger Agreement.  Further, Securityholder shall cause all of such Shares not to become the subject of any communication to the Company that might reasonably be construed as asserting an intention by the Securityholder to exercise Chapter 44 Rights or a claim of such Chapter 44 Rights in respect of any such Shares.  Prior to the Expiration Date, the Securityholder will not enter into any agreement or understanding with any Person to vote or to exercise Chapter 44 Rights.  In addition, prior to the Expiration Date, the Securityholder agrees not to enter into any agreement, discussions or negotiations with any firm, entity, individual, or group (other than German American or any of its affiliates) with respect to an Acquisition Proposal or a potential Acquisition Proposal.  This Agreement is intended to bind the Securityholder as a stockholder of the Company only with respect to the specific matters set forth herein.  Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict the Securityholder from voting in his, her or its sole discretion on any matter other than those matters referred to in this Agreement.

3. No Opposition. Prior to the Expiration Date, the Securityholder agrees not to take, or cause to be taken, any action in the Securityholder’s capacity as a holder of Securities of the Company that would, or would be reasonably likely to, have the purpose or effect of preventing the consummation of the Transaction and the transactions contemplated by the Merger Agreement.  Prior to the Expiration Date, the Securityholder agrees to take, or cause to be taken in its capacity as a holder of Securities of the Company, all actions necessary to effect the Transaction and the transactions contemplated by the Merger Agreement.

4. New Securities.  The Securityholder hereby agrees that any shares of the capital stock or other securities of the Company that the Securityholder purchases or with respect to which the Securityholder otherwise acquires a right to acquire or other beneficial ownership (as such concept of beneficial ownership is interpreted for purposes of the beneficial ownership disclosure provisions of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission adopted thereunder) after the date of this Agreement and prior to the Expiration Date (the “New Securities”), and any and all other shares or securities of the Company issued, issuable, exchanged or exchangeable in respect of any New Securities, shall become subject to the terms and conditions of this Agreement to the same extent as if they constituted Securities.

5. Representations, Warranties and Covenants of Securityholder. The Securityholder (and if more than one signatory exists for the Securityholder, all such signatories, jointly and severally) hereby represents and warrants to, and covenants with, German American that:

5.1. Ownership.  Except as may be noted on the signature page hereof, the person(s) or entity(ies) who or that has (have) signed this Agreement as the Securityholder have good and marketable title to, and is (are) the sole legal and beneficial owners of Securities in  the numbers that are specified on the signature page hereof.  As of the date hereof, such person(s) or entity(ies) does (do) not beneficially own any shares of the capital stock of the Company or other securities issued by the Company other than the Securityholder’s Securities that are so identified.  No person acting on behalf of any such person(s) or entity(ies) has provided German American with any information concerning the nature of ownership of the numbers of Securities identified on the signature page hereto that is false or misleading in any respect material to German American.

5.2.  Authorization; Binding Agreement. The Securityholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby and has sole voting power and sole power of disposition, with respect to all of the Shares with no restrictions on its voting rights or rights of disposition pertaining thereto, except as specified by the signature page hereof. The Securityholder has duly executed and delivered this Agreement and, assuming its due authorization, execution and delivery by German American, this Agreement is a legal, valid and binding agreement of the Securityholder, enforceable against the Securityholder in accordance with its terms.

5.3.  No Violation. Except as may be provided in any pledges already in effect to commercial lenders (i.e. loans with German American and the Company) that secure the repayment of money borrowed, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby and thereby will (i) violate, or cause a breach of or default (or an event which with notice or the lapse of time or both would become a default) under, any contract, agreement or understanding, or any judgment or any arbitration award, that is binding upon the Securityholder; or (ii) cause the acceleration of any obligation under or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of an option or purchase right in favor of any third party, or any lien or encumbrance on any property or asset of the Securityholder pursuant to any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which the Securityholder is subject or by which the Securityholder or any of the Securityholder’s properties or assets are bound.  No proceedings are pending which, if adversely determined, will have a material adverse effect on any ability to vote or dispose of any of the Securities.

5.4.  Regulatory Approvals. The Securityholder agrees that, so long as the Securityholder is required to vote the Securities in favor of the Transaction, the Securityholder shall, at German American’s or the Company’s cost, cooperate with all reasonable requests by German American or the Company in obtaining all governmental and regulatory approvals that are required (a) to permit German American to complete the Transaction as contemplated in the Merger Agreement and (b) for German American to have obtained (or to retain) the rights sought to be obtained by German American by this Agreement.

5.5. Public Disclosure. The Securityholder agrees not to make any public disclosure or announcement of or pertaining to this Agreement, the Transaction, the Merger Agreement or the transactions contemplated thereby nor to disclose that any discussions or negotiations are taking place in connection therewith without the prior written consent of both German American and the Company, provided, however, that the Securityholder may make such disclosures if and to the extent that such are required in the written opinion of counsel for the Securityholder by applicable law, subject to prior consultation by the Securityholder or the Securityholder’s counsel concerning the proposed disclosure and the legal reasons therefor with counsel for German American and the Company.

6. Further Assurances. The Securityholder hereby covenants and agrees to execute and deliver, or cause to be executed or delivered, such proxies, consents, waivers and other instruments, and undertake any and all further action, necessary or desirable, in the reasonable opinion of German American, to carry out the purpose and intent of this Agreement and to consummate the Transaction, the Merger Agreement and the transactions contemplated thereby.

7. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date; provided, however, that nothing herein shall relieve any party from liability hereof for breaches of this Agreement prior to the Expiration Date.

8. Miscellaneous.

8.1.  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction (or deemed formally or informally by a governmental agency) to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  In the event that a governmental agency (including but not limited to the Board of Governors of the Federal Reserve System (the “FRB”)) expresses to German American any concern that this Agreement may be violative of law applicable to German American or the Securityholder, then German American shall so notify the Securityholder of such concern, and German American and the Securityholder shall cooperate with each other toward amending this Agreement in order to resolve such governmental agency’s concern(s).

8.2.  Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other; provided, however, that German American may freely assign its rights to a direct or indirect wholly-owned subsidiary of German American without such prior written approval but no such assignment shall relieve German American of any of its obligations hereunder. Any purported assignment without such consent shall be void.  No provision of this Agreement shall be for the benefit of any third party, except that the Company is an intended third-party beneficiary of the Securityholder’s agreements pursuant to this Agreement, and German American may provide a copy of this Agreement to the Company.

8.3.  Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

8.4.  Specific Performance; Injunctive Relief. The parties hereto acknowledge that German American will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Securityholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to German American upon such violation, German American shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to German American at law or in equity.

8.5.  Notices. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered by hand, national or international overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid (effective when delivered by hand, or by telecopy or electronic message (if receipt of such telecopy or electronic message at or about the time of telecopy or electronic message is confirmed by the recipient of the telecopy or electronic message), one (1) business day after dispatch by overnight courier, and three (3) business days after dispatch by mail), as follows:

If to German American, to:

Mark A. Schroeder
Chairman and Chief Executive Officer
German American Bancorp, Inc.
711 Main Street
Jasper, Indiana 47546
Telecopy No.:  (812) 482-0745

with a copy to:

Mark B. Barnes
Mark Barnes Law PC
5717 Fall Creek Road
Indianapolis, Indiana 46220
Telecopy No.: (317) 575-5570

If to any person who has signed this Agreement as Securityholder, to the address or facsimile number set forth beneath the Securityholder’s signature below.

8.6.  Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Indiana without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Indiana or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Indiana.

8.7.  Entire Agreement. This Agreement contains the entire understanding of German American and Securityholder in respect of the subject matter hereof, and, except for any confidentiality agreements between German American and the Securityholder specifically referenced on the signature page hereof, supersedes all prior negotiations and understandings between the parties with respect to such subject matters.

8.8.  Counterparts. This Agreement may be executed (and delivered, in original form or by electronic mail or by facsimile transmission) in several counterparts, each of which shall be an original, but all of which together shall (when executed and delivered between or among two or more signatories) constitute one and the same agreement.

8.9.  Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

8.10.  Jurisdiction. The parties to this Agreement agree that any suit, action or proceeding arising out of, or with respect to, this Agreement, or any judgment entered by any court in respect thereof shall be brought in the courts located in Vanderburgh County Indiana or the U.S. District Court for the Southern District of Indiana – Evansville Division as the commencing party may elect, and the Securityholder hereby accepts the exclusive jurisdiction of those courts for the purpose of any suit, action or proceeding.  In addition, the Securityholder hereby irrevocably waives, to the fullest extent permitted by law, any objection which the Securityholder may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any such court, and hereby further irrevocably waives any claim that any suit, action or proceedings brought in such court has been brought in an inconvenient forum.

8.11.  No Limitation on Actions of the Securityholder as Director or Officer.  Notwithstanding anything to the contrary in this Agreement, in the event the Securityholder, or a representative of the Securityholder, is an officer or director of the Company, nothing in this Agreement is intended or shall be construed to require the Securityholder, or its representative, as the case may be, in such individual’s capacity as an officer or director of the Company, to act or fail to act in accordance with such individual’s fiduciary duties in such capacity.

8.12.  Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

8.13.  Waiver of Jury Trial.  Deleted.

8.14.  Disclosure. The Securityholder hereby authorizes German American and the Company to disclose the identity of the Securityholder and the nature and amounts of its commitments, arrangements and understandings under this Agreement (and to file publicly a copy of this Agreement in that connection) in any reports or other filings or communications that either German American or the Company may be required to file under any applicable law (without seeking confidential treatment of such disclosure), including without limitation the laws popularly known as Bank Holding Company Act of 1956, the Bank Merger Act, the Securities Exchange Act of 1934, and the Securities Act of 1933 (each as amended), and including, without limitation, any report filed with the Securities and Exchange Commission on Form 8-K or any Schedule 13D or Schedule 13G, any Registration Statement filed by German American under the Securities Act of 1933, and any applications or notices seeking or concerning regulatory review and/or approval of the Transaction and/or this Agreement that may be filed with the FRB, the Federal Deposit Insurance Corporation and the Indiana Department of Financial Institutions.

8.15. Attorney Fees.  German American hereby agrees to pay any and all reasonable costs, expenses and attorneys fees of the Securityholder in connection with the review and execution of this Agreement, any future negotiation or consultation in connection with the merger contemplated by this Agreement, and/or in the event of any judicial proceeding arising out of or related to this Agreement or which requires the interpretation or construction of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.

GERMAN AMERICAN BANCORP, INC.

By:	/s/ Mark A. Schroeder
Mark A. Schroeder,
Chairman and Chief Executive Officer

[GERMAN AMERICAN SIGNATURE PAGE TO VOTING AGREEMENT]

SECURITYHOLDER

By:	FOUR S PROPERTIES LLC
Print Name of Securityholder and Representative Capacity of
Signatory if Applicable:

/s/ Jack A. Strassweg, Manager

By:	Jack A. Strassweg
Print Additional Name of Securityholder if Joint or Common
or Group Owners and Representative Capacity of Signatory if
Applicable:

/s/ Jack A. Strassweg

By:
Print Additional Name of Securityholder if Joint or Common
or Group Owners and Representative Capacity of Signatory if
Applicable:

Name and address for notice to all signatories above:   7721 Newburgh Rd Evansville IN  47715

Facsimile number for notices to all signatories above:  812 867 4778

Securities owned of record or beneficially in the aggregate by all signatories above as of the date hereof:

166,083 shares of Company Common, consisting of

•	166,083 shares owned of record and evidenced by stock certificate(s) issued by the Company in name(s) of signatory Securityholder(s) exactly as signed above

•	__________ shares owned of record by other accounts

_______ shares purchasable pursuant to Purchase Rights

•
__________ shares purchasable under Purchase Rights owned of record and evidenced by Purchase Rights agreements or certificates for Purchase Rights issued by the Company in name(s) of signatory Securityholder(s) exactly as signed above

•	__________ shares purchasable under Purchase Rights owned of record by other accounts

Identification of other agreements between German American and any of the signatory Securityholders that continue in effect with respect to the subject matter of the Transaction (if none, so state):
Confidentiality Agreement

Any additional disclosures that may constitute an exception to the Securityholder representations and warranties pursuant to Section 5 of this Agreement:  Securityholder currently has commercial loans with German American and with the Company, both of which are secured by pledges of Securityholder’s Company Stock

[SECURITYHOLDER SIGNATURE PAGE TO VOTING AGREEMENT]